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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): May 25, 2007
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


             0-26059                                    68-0121636
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     (Commission File Number)                (IRS Employer Identification No.)


4125 South 6000 West, West Valley City, Utah               84128
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  (Address of Principal Executive Offices)              (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01    Other Events

Forward Stock Split Press Release

         On May 25, 2007, CirTran Corporation (the "Company"), issued a press release in which it announced that the Company had been informed by Nasdaq(R) that Company shareholders of record as of the close of business at 4 p.m. E.D.T. on May 10, 2007, should receive shares in a previously-announced 1.2 shares for 1 share forward split on Tuesday, May 29th.

         Nasdaq also notified the Company that the Company's new ticker symbol as of the opening of business on May 29, 2007, will be CIRC.


Item 9.01.   Financial Statements and Exhibits.

       (d)      Exhibits.
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                99.1    Press Release dated May 25, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CirTran Corporation


Date: May 25, 2007                           By:  /s/ Iehab Hawatmeh
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                                                  Iehab J. Hawatmeh, President
























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